AMENDMENT

TO THE

STOCK PURCHASE, LOAN AND SECURITY AGREEMENT

This Amendment to the Stock Purchase, Loan and Security Agreement (the “Amendment”) dated effective as of May 15, 2009, by and among the Investors and Beamz Interactive, Inc. (the “Company”), is executed by the Company and the Investors. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement (hereinafter defined).

WITNESSETH:

WHEREAS, the Investors and the Company are parties to that certain Stock Purchase, Loan and Security Agreement, dated as of January 28, 2009, as amended on February 23, 2009 and May 1, 2009 (the “Stock Purchase Agreement”); and

WHEREAS, Section 8.11 of the Stock Purchase Agreement provides that the Stock Purchase Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by each of the Parties; and

WHEREAS, the Company wishes to (i) increase the number of Shares it may issue under the Stock Purchase Agreement and (ii) increase the amount of money it may borrow from Investors under the Stock Purchase Agreement; and

WHEREAS, the Parties desire to amend the Stock Purchase Agreement as provided below.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

(1)         Amendments to Stock Purchase Agreement.

a.           Recital A of the Stock Purchase Agreement shall be deleted and restated in its entirety as follows:

“A. The Company wishes to: (i) issue and sell to the Investors up to an aggregate of 4,000,000 shares (“Shares”) of the authorized but unissued Series C Convertible Preferred Stock, $0.001 par value, of the Company (the “Series C Preferred Stock”), at a purchase price of $0.007 per share (an aggregate of $28,000); and (ii) borrow from Investors up to $2,500,000; and”

b.           Section 2.1(a) of the Stock Purchase Agreement shall be amended by adding the following language after the first sentence of such section:

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“The Board of Directors and stockholders of the Company have approved, and the Company has filed with the Secretary of State of the State of Delaware, the First Amendment to the Third Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit D.”

c.           The first sentence of Section 2.3(b) of the Stock Purchase Agreement shall be deleted and restated in its entirety as follows:

“The Company may hold additional closings after the Initial Closing, provided that no such additional closings may be held after December 31, 2010.”

d.           Section 7.1(q) of the Stock Purchase Agreement shall be deleted and restated in its entirety as follows:

“The Transaction Documents, and the transactions contemplated thereby, shall have been approved by the Board of Directors of the Company, and the Investors shall have received a written copy of such approval; and”

e.           Section 8.11 of the Stock Purchase Agreement shall be deleted and restated in its entirety as follows:

“Entire Agreement; Modification. This Agreement and the other Transaction Documents collectively constitute the entire and final agreement among the Parties with respect to the subject matter hereof, and supersede and replace all prior agreements, understandings, commitments, communications and representations made between the Parties, whether written or oral, with respect to the subject matter hereof. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the Company and a majority of the Investors.”

(2)         Miscellaneous.

(a) This Amendment shall be governed by the laws of the State of Arizona.

(b) Paragraph headings are inserted herein for convenience only and do not form a part of this Amendment.

(c) Except as specifically provided herein, the Stock Purchase Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the authorized officer of the Company has executed this Amendment as of the date first above written.

PARTIES:

COMPANY:

Charles Mollo, CEO
Date:

INVESTORS:

TM 07 Investments, LLC

By:
Charles R. Mollo, Manager
Date:

CJMO, LLC

By:
Charles R. Mollo, Manager
Date:

CMI International LLC

By:
Charles R. Mollo, Manager
Date:

Oak Stream Investors II, Ltd.

By: Oak Stream Ranch, Inc., its general partner

By:
Jack D. Furst, Chairman of the Board
Date:

Thomas F. Gardner
Date:

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Hotwire Development, LLC

By:
Jeffrey S. Doss, Manager
Date:

Evolution Marketing, Inc.

By:
Name and Title:
Date:

Joan Brubacher
Date:

Jeffrey S. Doss
Date:

Rick Dahlson
Date:

Jerry Riopelle
Date:

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EXHIBIT D

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

[See attached.]